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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 17, 2000 relating to the consolidated financial statements of Critical Path, Inc., which appears in Critical Path, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1999. We also consent to the references to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


San Francisco, California
July 11, 2000